497(d)

                                 FT 259

               BUSINESS SERVICES GROWTH TRUST, SERIES 2

           Supplement to the Prospectus dated July 15, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 6.5% of the Public Offering Price per Unit.

October 8, 1998